John Hancock
Global Environmental Opportunities Fund
Quarterly portfolio holdings 1/31/2025

Fund’s investments
As of 1-31-25 (unaudited)
	Shares	Value
Common stocks 96.5%		$56,472,841
(Cost $49,826,970)
Canada 9.3%		5,417,858
Stantec, Inc.	18,363	1,421,052
Waste Connections, Inc.	12,029	2,210,569
WSP Global, Inc.	10,526	1,786,237
Denmark 2.2%		1,294,294
Novonesis A/S, B Shares	22,575	1,294,294
France 7.8%		4,572,103
Dassault Systemes SE	22,819	890,894
Legrand SA	10,613	1,082,023
Schneider Electric SE	6,421	1,628,522
Veolia Environnement SA	34,018	970,664
Germany 5.2%		3,021,897
Siemens AG	7,972	1,709,002
Symrise AG	12,822	1,312,895
Ireland 4.1%		2,391,399
Smurfit WestRock PLC	17,235	915,006
Trane Technologies PLC	4,070	1,476,393
Italy 2.0%		1,176,566
Terna - Rete Elettrica Nazionale	142,633	1,176,566
Japan 4.6%		2,713,007
Keyence Corp.	2,500	1,076,772
Tokyo Electron, Ltd.	9,700	1,636,235
Netherlands 2.5%		1,453,631
ASML Holding NV	1,965	1,453,631
Switzerland 0.8%		454,248
Givaudan SA	104	454,248
United States 58.0%		33,977,838
AAON, Inc.	4,976	579,107
Advanced Drainage Systems, Inc.	8,831	1,067,756
AECOM	17,276	1,821,581
Agilent Technologies, Inc.	13,447	2,037,489
American Water Works Company, Inc.	6,677	832,221
Analog Devices, Inc.	4,072	862,816
ANSYS, Inc. (A)	3,638	1,275,119
Applied Materials, Inc.	8,312	1,499,069
Autodesk, Inc. (A)	3,959	1,232,595
Bentley Systems, Inc., Class B	18,058	840,600
Cadence Design Systems, Inc. (A)	6,278	1,868,458
Carlisle Companies, Inc.	818	318,578
Carrier Global Corp.	24,016	1,570,166
Digital Realty Trust, Inc.	5,556	910,406
Eaton Corp. PLC	5,629	1,837,531
Equinix, Inc.	1,568	1,432,619
ON Semiconductor Corp. (A)	6,527	341,623
PTC, Inc. (A)	7,315	1,415,306
Republic Services, Inc.	10,509	2,279,090
Synopsys, Inc. (A)	4,021	2,112,955
2	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
United States (continued)
Tetra Tech, Inc.	42,160	$1,551,488
Thermo Fisher Scientific, Inc.	3,374	2,016,809
Veralto Corp.	10,277	1,062,539
Waste Management, Inc.	7,989	1,759,657
Xylem, Inc.	11,708	1,452,260

Total investments (Cost $49,826,970) 96.5%	$56,472,841
Other assets and liabilities, net 3.5%	2,053,089
Total net assets 100.0%	$58,525,930

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
The fund had the following sector composition as a percentage of net assets on 1-31-25:
Industrials	45.5%
Information technology	28.2%
Health care	6.9%
Materials	6.8%
Utilities	5.1%
Real estate	4.0%
Other assets and liabilities, net	3.5%
TOTAL	100.0%
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the Pricing Committee, following procedures established by the Advisor and adopted by the Board of Trustees. The Advisor uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of January 31, 2025, by major security category or type:
	Total value at 1-31-25	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs

Investments in securities:
Assets
Common stocks
Canada	$5,417,858	$5,417,858	—	—
Denmark	1,294,294	—	$1,294,294	—
France	4,572,103	—	4,572,103	—
Germany	3,021,897	—	3,021,897	—
Ireland	2,391,399	2,391,399	—	—
Italy	1,176,566	—	1,176,566	—
Japan	2,713,007	—	2,713,007	—
Netherlands	1,453,631	—	1,453,631	—
Switzerland	454,248	—	454,248	—
United States	33,977,838	33,977,838	—	—
Total investments in securities	$56,472,841	$41,787,095	$14,685,746	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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